Exhibit 99.1
Company Update December 1, 2009

Safe Harbor Statement Statements contained in this presentation regarding matters that are not historical facts are "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: Ardea's goals, its preclinical and clinical trial plans, timelines and milestones, its expectations about the size of its markets and commercial potential of its compounds, expected results of future clinical trials, expected properties of compounds under development, financial position, cash usage, licensing and partnering opportunities, liquidity and anticipated milestones. Risks that contribute to the uncertain nature of the forward-looking statements include: risks related to the outcomes of preclinical and clinical trials, risks related to regulatory approvals, delays in commencement of preclinical and clinical trials and costs associated with internal development and business development activities. These and other risks and uncertainties are described more fully in Ardea's most recently filed SEC documents, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings "Risk Factors." All forward- looking statements contained in this presentation speak only as of the date of this presentation, and Ardea undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof or otherwise. 2

Status of Development Programs RDEA427 RDEA806 900 Series Discovery Preclinical Phase 0/1 Phase 2 A B Phase 3 NNRTI for HIV NNRTI for HIV MEKI for cancer Gout RDEA594 RDEA684 MEKI + sorafenib for cancer RDEA119 Gout Partnered with Bayer RDEA119 3rd Gen NNRTIs 3

Gout/Hyperuricemia 4

Hyperuricemia/Gout - Unmet Medical Need Gout is caused by abnormally elevated levels of uric acid (>6.8 mg/dL) Painful and debilitating disease Attacks of severe pain/Inflammation Disfiguring nodules (tophi) Kidney damage (nephropathy) Increasing incidence and severity in U.S. (> 5,000,000 potential patients) 288% increase in gout-related hospitalizations from 1988-20051 $11.2 billion hospitalization cost in 20051 Only one new drug available for hyperuricemia in last 40 years Hyperuricemia linked to elevated C-Reactive Protein, hypertension, increased mortality in chronic kidney disease4 and possibly other cardiovascular risk factors2 ~90% of patients are "under-excretors" of uric acid Defect in urate transporter recently found to be genetically linked to gout3 1Ann Rheum Dis 2008;67(Suppl II):96; 2 JAMA. 2008;300(8):924-932 3Nature Genetics 40, 437 - 442 (2008) 4Am J Kidney Dis 2009;53:796-803 5

Hare, J. M. et al. Circulation 2003;107:1951-1953 Uric Acid Production and Elimination Allopurinol Febuxostat RDEA594 Probenecid Losartan (Cozaar(r)) Benzbromarone* 6 *Benzbromarone is a URAT1 inhibitor approved outside of the US and later withdrawn due to liver toxicity. Pegloticase URAT1

>99% Reabsorption Excretion ~100% of uric acid is initially filtered through glomerular filtration URAT1 Inhibitors Increase the Urinary Excretion of Uric Acid URAT1 Enomoto; Urat1 identification in Nature May2002 D Levinson & L Sorensen; Renal Handling of Uric Acid Proximal Tubule Benzbromarone RDEA594 7

8 Selective URAT1 Transporter Inhibition: An Important Contribution to the Treatment of Hyperuricemia/Gout Inhibition of the URAT1 transporter is a well-validated target for gout Benzbromarone has over 10 million patient-years of treatment experience, with very few side effects, except liver toxicity due to structural defects of that molecule Approximately 170 million tablets of benzbromarone are currently sold per year in Japan (where it is still promoted), even with warnings about severe liver toxicity 90% of gout patients do not excrete normal amounts of uric acid; URAT1 inhibitors can normalize uric acid excretion in these patients, producing sustained reductions in the level of serum urate (sUA) The combination of benzbromarone + allopurinol produces significant reductions in tophi and has been sold as a combined pill; we are currently developing a RDEA594 + allopurinol combination pill Perez-Ruiz F, Arthritis Rheum 2002;47:356-360 Velocity of Tophi Reduction

Uric Acid-Lowering Was Observed with RDEA806 Up to 45% reductions in serum urate (sUA) were observed in healthy volunteers in the 10-day multiple ascending dose study of RDEA806 Uric acid reductions were also observed in all HIV patients in the Phase 2a monotherapy study with RDEA806 A 28-day proof-of-concept study with RDEA806 in gout patients confirmed its activity and tolerability in the target patient population with sUA reductions averaging 36%, and individual reductions up to 60% Approximately 250 subjects have received RDEA806 (and exposed to RDEA594) with: No SAEs, deaths or discontinuations due to adverse events No clinically significant changes in physical exam findings or vital signs No clinically significant changes in laboratory parameters except sUA (no evidence of renal toxicity) 9

RDEA594 Preclinical and Phase 1 Summary RDEA594 is a selective inhibitor of the URAT1 renal transporter (EC50 = 5-10 ^M) without antiviral activity No interactions with antivirals or other drugs secreted by OAT1 and OAT3 transporters observed in humans or animals Limited metabolism by CYP450 Inhibitors or inducers will not effect RDEA594 metabolism No mitochondrial toxicity and not extensively metabolized (both linked to benzbromarone toxicity) No significant organ toxicity seen in a 3-month and 6-month assessment of chronic toxicity of RDEA594 in rats and monkeys, respectively, at doses up to 300 mg/kg/day RDEA594 has dose-linear pharmacokinetics and sUA reductions in normal healthy volunteers No significant toxicity in ~100 subjects in Phase 1 Composition of matter and use patents filed in 2008 10

Arm 1:RDEA594 200 mg QD Screening Period Colchicine Treatment Randomize if no gout flare during 2 weeks of colchicine Off drug Off drug Arm 2: Placebo 400 mg QD Off drug Arm 3: Allopurinol 300 mg 5 pts 5 pts 11 pts 7-21 days 1 week 2 weeks total with dose escalation of RDEA594 after Week 1 1 week Population: gout patients with hyperuricemia (serum uric acid ^ 9 mg/dL) Cohort 2: total of 6 patients: 5 on RDEA594 + 1 placebo Duration: 4 wks: 1-wk run-in, 2-wk treatment, 1-wk follow-up Endpoint: Proportion of subjects with sUA level < 6.0 mg/dL at Day 14 RDEA594 Phase 2a Pilot Pharmacodynamic and Safety Study in Gout Patients - Cohort 2 Enrolling Allopurinol 300 mg Allo+ RDEA594 400 mg QD Allo+ RDEA594 200 mg QD Off drug Cohort 2: 6 pts Ongoing 11 Allopurinol 300 mg Off drug Allopurinol + Placebo Cohort 1: 21 pts COMPLETED

Phase 2a Cohort 1 Baseline Demographics Parameter Placebo RDEA594 Allopurinol Age Mean (SD) Mean (SD) 50.2 (9.5) 54.3 (13.7) 43.4 (5.9) (years) Median Median 51 56 43 Min, Max Min, Max 40, 65 27, 72 35, 56 BMI Mean (SD) Mean (SD) 33.4 (4.2) 27.8 (3.1) 31.4 (6.9) (kg/m2) Median Median 32.2 27.7 29.2 Min, Max Min, Max 29.2, 39.8 23.3, 34.1 24.3, 41.7 Race White White 5 (100.0%) 5 (45.5%) 5 (100.0%) Asian Asian 0 (0.0%) 5 (45.5%) 0 (0.0%) Black Black 0 (0.0%) 1 (9.1%) 0 (0.0%) Overproducers n/N Overproducers n/N Overproducers n/N 3/5 1/11 1/5 (UUr > 800 mg/24 hr) (UUr > 800 mg/24 hr) Baseline sUA > 11 mg/dL Baseline sUA > 11 mg/dL n/N 0/5 2/11 0/5 Creatinine clearance Creatinine clearance Mean (SD) 117.7 (18.6) 92.5 (27.2) 118.2 (27.6) Cockcroft-Gault method Cockcroft-Gault method Median 116 87 129 (mL/min) (mL/min) Min, Max 92, 138 53, 153 76, 148 12

Randomized Drug Washout Period All Randomized Subjects Excluding Overproducers All Randomized Subjects Excluding Overproducers All Randomized Subjects Excluding Overproducers All Randomized Subjects Excluding Overproducers Response defined as < 6.0 mg/dL Placebo % (n/N) RDEA594% (n/N) Allopurinol % (n/N) Response Week 1 0 (0/2) 40 (4/10) 75 (3/4) Response Week 2 0 (0/2) 60 (6/10) 100 (4/4) Mean (+-SEM) Change in sUA (%) at nadir -2.6+-3.0% -46.7+-2.6% -44.7+-4.7% Both Active Arms Produced Significant Reductions in sUA 13

Allopurinol Results From RDEA594 Phase 2a Inconsistent with Previous Studies 14 Allopurinol Arms from Febuxostat Phase 3 Studies Allopurinol Arms from Febuxostat Phase 3 Studies Allopurinol Arms from Febuxostat Phase 3 Studies Allopurinol Arm from RDEA594 Phase 2a Results APEX 28-Week Study FACT 52-week Study CONFIRMS 28-Week Study Allopurinol Arm from RDEA594 Phase 2a Results Allopurinol Dose (no. of patients) 300/100mg QD (n=263) 300mg QD (n=242) 100/300mg QD (n=755) 300mg QD (n=5) % patients with sUA <6 mg/dL 39% 36%* 42% 100% % sUA Change -34% -33% -31% -45% Unusually high response rate to allopurinol in this small study 60% response to RDEA594 after two weeks of monotherapy demonstrates robust activity and is consistent with approved doses of febuxostat in Phase 2 *8% response in patients with baseline >10 mg/dL

83% Response in Renally Impaired Patients Observed with RDEA594 All Subjects with Mild to Moderate Renal Insufficiency (Cockcroft-Gault) All Subjects with Mild to Moderate Renal Insufficiency (Cockcroft-Gault) All Subjects with Mild to Moderate Renal Insufficiency (Cockcroft-Gault) All Subjects with Mild to Moderate Renal Insufficiency (Cockcroft-Gault) Response defined as < 6.0 mg/dL Placebo % (n/N) RDEA594% (n/N) Allopurinol % (n/N) Response Week 1 0 (0/0) 50 (3/6) 100 (1/1) Response Week 2 0 (0/0) 83 (5/6) 100 (1/1) Mean (+-SEM) Change in sUA (%) at nadir - -47.8+-4.2% -56.1 15

RDEA594 Normalizes Uric Acid Excretion 16

RDEA594 Normalizes Uric Acid Excretion Overall results confirm dose selection for Phase 2b Keeping renal excretion of uric acid at normal levels should minimize risk of kidney stones 17

Treatment Group Mild Moderate Severe Serious Adverse Event Treatment Group (grade 1) (grade 2) (grade 3) Serious Adverse Event Treatment Group N Number of Adverse Events (Number of patients, n/N) Number of Adverse Events (Number of patients, n/N) Number of Adverse Events (Number of patients, n/N) Number of Adverse Events (Number of patients, n/N) RDEA594 11 11 (6/11) 1 (1/11)* 0 0 Placebo 5 3 (2/5) 1 (1/5) 0 0 Allopurinol 5 3 (2/5) 4 (3/5) 1** (1/5) 1** (1/5) * Grade 2 prostatitis not considered related to RDEA594 **Acute coronary syndrome was both severe and a serious adverse event due to hospitalization * Grade 2 prostatitis not considered related to RDEA594 **Acute coronary syndrome was both severe and a serious adverse event due to hospitalization * Grade 2 prostatitis not considered related to RDEA594 **Acute coronary syndrome was both severe and a serious adverse event due to hospitalization * Grade 2 prostatitis not considered related to RDEA594 **Acute coronary syndrome was both severe and a serious adverse event due to hospitalization * Grade 2 prostatitis not considered related to RDEA594 **Acute coronary syndrome was both severe and a serious adverse event due to hospitalization * Grade 2 prostatitis not considered related to RDEA594 **Acute coronary syndrome was both severe and a serious adverse event due to hospitalization Treatment Group N Mild Moderate Severe Treatment Group N (grade 1) (grade 2) (grade 3/4) Treatment Group N Laboratory abnormality with increase in CTC grade Laboratory abnormality with increase in CTC grade Laboratory abnormality with increase in CTC grade RDEA594 11 AST Creatinine (2) - Placebo 5 - Glucose, ALT, Triglycerides - Allopurinol 5 ALT - Aldosterone Only Mild to Moderate Adverse Events and Grade 1 Laboratory Abnormalities with RDEA594 Severity Grade of Adverse Events Severity Grade of Laboratory Abnormalities No significant toxicities on RDEA594 to-date Excluding the two grade 1 increases, no apparent trend in serum creatinine, and no drug-related serious adverse events have been reported to-date in Phase 2b Remarkably few adverse events in almost 400 people exposed to RDEA594 Safety profile supports anticipated positive Phase 2b outcome 18

Undissociated Urinary Uric Acid (UUua) is the Most Important Risk Factor for Nephrolithiasis* 19 Patients on uricosurics with UUua<20 mg/dL had same rate of lithiasis as patients on allopurinol * 2009 ACR Philadelphia, Presentation 1499 Risk Factors for Renal Lithiasis During the Treatment with Uricosuric Drugs Mean UUua on RDEA594 400 mg was 14 mg/dL

No Pharmacokinetic Interactions Observed Between RDEA594 and Febuxostat at Steady-State 20 Febuxostat RDEA594

Monotherapy Combination Additive Reduction in sUA Observed with Combination of RDEA594 and Febuxostat Febuxostat 120mg in healthy subjects* *Khosravan, et al. Clin Pharmacokinet 2006; 45 (8): 821-841 21 No safety issues with combination The only clinically relevant laboratory abnormality were two grade 2 increases in LFTs on febuxostat; no elevated serum creatinines were observed

Overall Summary of Safety for RDEA594 Through Phase 2a Patients exposed to RDEA594: Healthy subjects and HIV pts (RDEA806) ~360 for up to 14 days Gout patients ~ 40 for up to 28 days Control subjects ~ 88 22 Arm Discontinuations Due to AEs N (%) Serious Adverse Events N (%) Grade 2 or Greater Laboratory Abnormalities* N (%) RDEA594 0 0 1**(0.28%) Control 2 (2.3%) 2 (2.3%) 6 (6.8%) *Increase in grade from 0 or 1 to grade 2 or greater ** One subject receiving RDEA806 400 mg once daily had increase in lipase from Grade 2 at baseline to Grade 3 at Day 28; however, baseline was elevated as compared to screening and was not considered drug related

RDEA594 Phase 2 Program Focuses on Important Commercial Opportunities Phase 2b monotherapy dose-response, safety and efficacy study (n=140) Supports use in patients who are intolerant to allopurinol, inadequate responders to allopurinol, and first-line treatment (not primary target) Phase 2b allopurinol add-on study in gout patients stable on allopurinol 300 mg QD with sUA > 6 mg/dL (n~100) Preliminary results from ongoing Phase 2a - Cohort 2 supports the dose selection in the Phase 2b allopurinol combination study Targets use in 60% of allopurinol patients that do not achieve adequate reduction in uric acid with standard dose, and provides data for fixed combination product Renal impairment and pharmacodynamic study (n=12) Safety, tolerability, pharmacokinetics and impact on sUA in subjects with moderate renal insufficiency with or without allopurinol Febuxostat drug-drug interaction and pharmacodynamic study (n=18/dose) Initial results strongly support use of combination in patients with high baseline sUA levels and tophaceous gout patients 23

RDEA594 Phase 2b Monotherapy Dose- Response, Safety and Efficacy Study - Enrolling 21 days 2 weeks 4 weeks 2 weeks Population: gout patients with hyperuricemia (serum uric acid ^8 mg/dL) total of 140 patients in 4 treatment arms Duration: 8 wks: 2-wk run-in, 4-wk treatment, 2-wk follow-up: dose will be titrated up weekly to reduce possible gout flares and nephrolithiasis Endpoints: proportion of subjects with sUA level < 6.0 mg/dL at Day 28 safety and tolerability of the combination versus placebo Arm 1: RDEA594 200 mg - 35 pts Screening Period Washout of urate lowering therapy Colchicine Treatment Randomize if no gout flare during 2 weeks of colchicine Off drug Arm 2: RDEA594 400 mg - 35 pts Off drug Arm 4: RDEA594 Placebo - 35 pts Off drug Arm 3: RDEA594 600 mg - 35 pts Off drug 24

RDEA594 Phase 2b Allopurinol Add-On Combination Safety and Efficacy Study - Enrolling Dose Escalation Based on sUA Lowering with 200 mg RDEA594: 18 patients initially, including 12 patients randomized to RDEA594 and 6 patients randomized to placebo 25 RDEA594 100 mg or placebo plus allopurinol 300 mg (n=36) RDEA594 200 mg or placebo plus allopurinol 300 mg RDEA594 300 mg or placebo plus allopurinol 300 mg (n=36) or Dose Escalation/Reduction Cohorts: 36 patients per dose, including 24 patients randomized to RDEA594 and 12 patients randomized to placebo per cohort and treated for 28 days Dose Reduction Cohorts: if >75% of patients have sUA < 5 mg/dL, then go to100 mg QD and 300 mg QD, and full 36 patients on 200 mg QD Dose Escalation Cohorts: if <75% meet criteria, then go to 300 mg and 400 mg QD RDEA594 300 mg or placebo plus allopurinol 300 mg (n=36) RDEA594 400 mg or placebo plus allopurinol 300 mg (n=36) RDEA594 200 mg or placebo plus allopurinol 300 mg (n=36 total)

RDEA594-204: Renal Impairment in Patients with Gout and Hyperuricemia - Screening Cohort 1A: (6 subjects) 200 mg RDEA594 Subjects must have moderate renal impairment defined as creatinine clearance from (CrCL) ^ 30 mL/min to < 60 mL/min Subjects will receive RDEA594 once daily for 5 days Cohorts 1a and 2a of Segments I and II may enroll simultaneously: Segment I - patients with hyperuricemia (sUA ^ 7.0 mg/dL) not receiving urate-lowering therapy Optional Cohort 1B: (6 subjects) 100 mg to 400 mg RDEA594, dependent on the data from Cohort 1A Cohort 2A: (6 subjects) 200 mg RDEA594* + allopurinol Segment II - patients poorly controlled on allopurinol 100 to 200 mg once daily (sUA ^ 6.0 mg/dL) Optional Cohort 2B: (6 subjects) 100 mg to 400 mg RDEA594, dependent on the data from Cohort 2A, + allopurinol *Dose can be lowered to 100 mg per day if Cohort 1A data suggests a lower dose is advised 26

27 There is a large unmet need for new treatments for gout RDEA594, a selective URAT1 transport inhibitor, corrects the physiologic cause of the vast majority of patients with hyperuricemia: uric acid under- excretion Clinical proof-of-concept has been achieved Phase 2a - Cohort 1 supports the dose selection for the monotherapy Phase 2b Preliminary results from ongoing Phase 2a - Cohort 2 supports the dose selection in the Phase 2b allopurinol combination study RDEA594 has been well tolerated in over 100 subjects at doses up to 600 mg and approx. 250 subjects dosed with its prodrug, RDEA806 Safety profile supports anticipated positive Phase 2b outcome Phase 2 development program for RDEA594 is designed to demonstrate its broad clinical utility and to provide multiple Phase 3 options for further development Gout/Hyperuricemia Program Summary

HIV 28

RDEA427 Has Superior Resistance Profile to Other NNRTIs 29

900 Series of NNRTIs Have Excellent Antiviral Profile The 900 series retain potency against a large panel of NNRTI-resistant viruses without the liability of a cyano-vinyl moiety in TMC278 and IDX899 Ardea does not have any payment obligations to Valeant on this series 900 Series 30

Cancer 31 MEK program licensed to Bayer Healthcare on April 28, 2009 $35 million upfront license fee Payments could total $407 million, excluding royalties Low double-digit royalties on worldwide sales Ardea responsible for completing two dose-finding studies (expected completion 1H10)

The Age of Targeted Cancer Treatments Nexavar MEK Ras Raf c-Myc Herceptin, Erbitux Proliferation Angiogenesis Differentiation Apoptosis cPLA2 PDE4 MNK1/2 Elk-1 MAPKAPK1/3 ARRY-142886 (Ph 2) XL518 (Ph 1) RDEA119 (Ph 1/2) RTK Bcl-2 Mcl-1 c-Jun Tarceva GF ERK2 ERK2 32

RDEA119 is Potent, Highly Specific MEK Inhibitor MEK1/2 Enzyme IC50 17-50 nM Cellular pERK EC50 2.5-8.7 nM* >100-fold selectivity in kinase panel of 205 enzymes at 10 µM** *Cell lines: Colo205, A375, A431, HT-29 ** In-house data 1 6 11 16 21 26 31 0 20 40 60 80 100 1 6 11 16 21 26 31 MEK1 & MEK2 MEK1 & MEK2 0 20 40 60 80 100 Ron SRC RDEA119 PD-325901 (Pfizer) % Inhibition 33

Synergy between RDEA119 and Sorafenib in Hepatoma Cancer Lines 34

RDEA119 Steady-State Plasma Concentrations in Advanced Cancer Patients 100 mg 60 mg 40 mg 30 mg 20 mg 10 mg 6 mg 4 mg 2 mg Shaded area represents Cmin free drug plasma levels observed in xenograft studies up to 25 mg/kg BID, which produced >100% tumor growth inhibition (TGI) QD Dose 35 Mean RDEA119 Plasma Concentration (ng/ml)

Financial Position Summary Statement of Operations (In thousands, except per share data) Nine Months Ended Sept. 30, 2009 Revenue Operating expenses Other expense $ 14,681 38,527 (691) NET LOSS $(24,537) NET LOSS PER SHARE $(1.36) 18.4 million common shares outstanding Expect 2009 year-end cash balance $50 - $55 million Cash sufficient to fund operations through 1Q11, not including additional partnering revenue Estimated cost savings from restructuring $1.1 million in 2009 Multiple partnering opportunities Condensed Balance Sheet Data (In thousands) Sept. 30, 2009 Dec. 31, 2008 Cash, equivalents & ST invest Receivables Total assets Total stockholders' equity $59,589 $1,420 $64,121 $29,037 $57,743 $384 $61,475 $45,958 36

Near-Term Anticipated Milestones Drug Candidate Event Date Date Gout Gout Gout Gout RDEA594 Phase 2a Start 2Q09 Phase 2a Start 2Q09 ? RDEA594 Phase 2b Start in 7/09 Phase 2b Start in 7/09 ? RDEA594 Phase 2a - Cohort 2 Allopurinol Combo Results Phase 2a - Cohort 2 Allopurinol Combo Results 4Q09 RDEA594 Febuxostat Combination Study Results Febuxostat Combination Study Results 4Q09 RDEA594 Phase 2b Monotherapy Study Results Phase 2b Monotherapy Study Results 1Q10 RDEA594 Phase 2b Allopurinol Add-On Study Results Phase 2b Allopurinol Add-On Study Results 1Q10 2nd Gen URAT1 Inhibitor (RDEA684) Clinical Candidate Selection Clinical Candidate Selection ? RDEA684 Phase 1 Start Phase 1 Start 2H10 HIV HIV HIV HIV RDEA427 Phase 1 start Phase 1 start post-partnering 900 series Clinical Candidate Selection Clinical Candidate Selection post-partnering Cancer - Inflammation Cancer - Inflammation Cancer - Inflammation Cancer - Inflammation RDEA119 Phase 1 advanced cancer results Phase 1 advanced cancer results 1H10 RDEA119 Phase 1/2 sorafenib combination results Phase 1/2 sorafenib combination results 1H10 37